UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.__)

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

TVARDI THERAPEUTICS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! TVARDI THERAPEUTICS, INC. 3 SUGAR CREEK CTR. BLVD. SUITE 525 SUGAR LAND, TX 77478 TVARDI THERAPEUTICS, INC. 2026 Annual Meeting Vote by June 8, 2026 11:59 PM ET You invested in TVARDI THERAPEUTICS, INC. and it’s time to vote! Stockholders of record as of the close of business on April 14, 2026 have the right to vote on proposals being presented at the 2026 Annual Meeting. THIS IS AN IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 9, 2026. Vote Virtually at the Meeting* June 9, 2026 12:00 P.M. Eastern Daylight Time Virtually at: www.virtualshareholdermeeting.com/TVRD2026 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V91970-P48691 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 26, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V91971-P48691 1. To elect the Board of Directors’ three nominees, Imran Alibhai, Ph.D., Cynthia Smith and Sujal Shah, for Class II director to serve until the 2029 Annual Meeting of Stockholders. For Nominees: 01) Imran Alibhai, Ph.D. 02) Cynthia Smith 03) Sujal Shah 2. To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers. For 3. To indicate, on an advisory basis, the preferred frequency of stockholder advisory votes on the compensation of the Company’s named executive officers. 1 Year 4. To ratify the selection by the Audit Committee of the Board of Directors of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2026. For NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment, continuation, or postponement thereof.